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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): MAY 24, 2000


                               NEOFORMA.COM, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

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

        000-28715                                             77-0424252
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       (Commission                                          (IRS Employer
       File Number)                                       Identification No.)
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
   3061 ZANKER ROAD, SAN JOSE, CA                               95134
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(Address of principal executive offices)                      (Zip Code)
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                                 (408) 468-4000
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              (Registrant's telephone number, including area code)


                  3255-7 SCOTT BOULEVARD, SANTA CLARA, CA 95054
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On May 24, 2000, Neoforma.com, Inc. ("Neoforma"), NeoIII Acquisition Corp. ("Merger Sub"), Eclipsys Corporation ("Eclipsys"), HEALTHvision, Inc. ("Healthvision"), Novation LLC ("Novation"), VHA Inc. ("VHA"), University HealthSystem Consortium ("UHC") and Healthcare Purchasing Partners International, LLC ("HPPI") entered into a Termination Agreement, that, among other things, terminated the Agreement and Plan of Merger, dated March 30, 2000, among Neoforma, Merger Sub and Eclipsys, and the Agreement and Plan of Merger, dated March 30, 2000, between Neoforma and Healthvision.

     On May 24, 2000, Neoforma, Novation, VHA, UHC and HPPI agreed to amend and restate the Outsourcing and Operating Agreement among them dated March 30, 2000 to, among other things, reflect the termination of Neoforma's prospective mergers with Eclipsys and Healthvision.

     On May 24, 2000, in connection with the amendment and restatement of the Outsourcing and Operating Agreement and the termination of the mergers, Neoforma and VHA, and Neoforma and UHC, respectively, agreed to amend and restate the Common Stock and Warrant Agreements between them dated March 30, 2000. Under the terms of the amended and restated agreement with VHA, Neoforma will issue to VHA 46,267,530 shares of Neoforma common stock, and a warrant to purchase an additional 30,845,020 shares of Neoforma common stock subject to vesting upon the achievement of performance criteria. Under the terms of the amended and restated agreement with UHC, Neoforma will issue to UHC 11,279,150 shares of Neoforma common stock, and a warrant to purchase an additional 7,519,436 shares of Neoforma common stock subject to vesting upon the achievement of performance criteria. The exercise price of the warrants is $0.01. The amended and restated stock and warrant agreements also provide for VHA designees to fill two of the seven seats on Neoforma's Board of Directors, and require that, subject to exceptions, VHA will vote any Neoforma stock it owns in excess of 20% of outstanding Neoforma stock in the same proportion as all other stockholders, and UHC will vote any Neoforma stock it owns in excess of 9% of outstanding Neoforma stock in the same proportion as all other stockholders. In the amended and restated stock and warrant agreements, VHA and UHC also agreed to other restrictions on their acquisition and transfer of Neoforma stock.

     The issuance to VHA and UHC of Neoforma common stock and warrants to purchase common stock is subject to approval by Neoforma's stockholders. Neoforma stockholders owning approximately 25% of Neoforma's outstanding common stock have entered into a Voting Agreement with VHA and UHC, dated as of May 24, 2000, in which such stockholders have agreed to vote in favor of the issuance of Neoforma common stock and warrants to VHA and UHC.

     On May 25, 2000, Neoforma also announced a reorganization of its operating structure, changes in its executive management and a reduction in workforce of approximately 80 individuals.


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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Termination Agreement, dated as of May 24, 2000, among Neoforma.com, Inc., Neo III Acquisition Corp., Eclipsys Corporation, HEALTHvision, Inc., Novation, LLC, VHA Inc., University HealthSystem Consortium and Healthcare Purchasing Partners International, LLC.

          99.2 Amended and Restated Common Stock and Warrant Agreement, dated as of May 24, 2000, between Neoforma.com, Inc. and VHA Inc. (including exhibits).

          99.3 Amended and Restated Common Stock and Warrant Agreement, dated as of May 24, 2000, between Neoforma.com, Inc. and University HealthSystem Consortium (including exhibits).

          99.4 Form of Voting Agreement, dated as of May 24, 2000, among VHA Inc., University HealthSystem Consortium and certain stockholders of Neoforma.com, Inc.

          99.5 Press Release dated May 25, 2000 issued by Neoforma.com, Inc.

          99.6 Press Release dated May 25, 2000 issued by Neoforma.com, Inc.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEOFORMA.COM, INC.


                                        By: /s/ Frederick J. Ruegsegger
                                           -------------------------------------
                                           Frederick J. Ruegsegger
                                           Chief Financial Officer and Secretary

Dated:   May 31, 2000

                                 EXHIBIT INDEX
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
Exhibit
Number                  Description
-------                 ------------
 99.1 Termination Agreement, dated as of May 24, 2000, among Neoforma.com, Inc., Neo III Acquisition Corp., Eclipsys Corporation, HEALTHvision, Inc., Novation, LLC, VHA Inc., University HealthSystem Consortium and Healthcare Purchasing Partners International, LLC.

 99.2 Amended and Restated Common Stock and Warrant Agreement, dated as of May 24, 2000, between Neoforma.com, Inc. and VHA Inc. (including exhibits).

 99.3 Amended and Restated Common Stock and Warrant Agreement, dated as of May 24, 2000, between Neoforma.com, Inc. and University HealthSystem Consortium (including exhibits).

 99.4 Form of Voting Agreement, dated as of May 24, 2000, among VHA Inc., University HealthSystem Consortium and certain stockholders of Neoforma.com, Inc.

 99.5      Press Release dated May 25, 2000 issued by Neoforma.com, Inc.

 99.6      Press Release dated May 25, 2000 issued by Neoforma.com, Inc.
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